EXHIBIT  1O.2
                              MANAGEMENT AGREEMENT
                              --------------------

THIS MANAGEMENT AGREEMENT (Agreement) is entered into this 2nd day of July, 2002 by and between THE INTERNET ADVISORY CORPORATION, a Utah corporation of 150 East 58th Street, New York, New York 10022 (Internet) and WORLDWIDE CONNECT, a Nevada corporation of 1470- N.W. 107 Avenue, Suite H, Miami, Florida 33143 (Worldwide), and LONNIE DEVINE (Divine) of 2356 N.W. 49 Lane, Boca Raton, Florida, all sometimes hereinafter referred to as the parties,

     WHEREAS, Internet and Worldwide executed an agreement to execute a Management Agreement and Option to Purchase; and

     WHEREAS, the Parties desire to execute this as their definitive Management Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the Parties hereby agree as follows:

1.  Grant  of  Management
    ---------------------
     That Worldwide is granted by Internet Advisory the right to manage Internet Advisory's location located at Suite ST3, 2455 East Sunrise Boulevard, Ft. Lauderdale, Florida 33304 (Subject Premises), and as more specifically set forth in the Addendum to Lease Dated February 10, 1999 (Lease) entered into by and between Internet and Spring Lake Partners (Landlord) located on the ground floor of the International Building.

2.  Term
    ----
     The terms of this Management Agreement is for a period of twenty-four (24) months commencing on July 1, 2002, and ending on June 30, 2004.

3.  Payment
    -------
     Worldwide  shall  pay  to  Internet  twenty-four  (24) payments as follows:

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     (A)  Three  (3)  equal  monthly  payments  commencing  on  July  1, 2002 of
$6,250.00 per month which Internet acknowledges it has received one (I) payment in said amount for the first month under this Agreement. Worldwide shall pay on or before the 20th of July the sum of $6,250.00, and on or before the 20th day of August the sum of $6,250.00, for the months of August and September.

    (B) Worldwide shall pay the sum of $7,500.00 per month on or before the 20th day of each month, in three (3) equal continuous payments on September 20th, October 20th and November 20th for the months of October through December, 2002.

     (C) Worldwide shall pay to Internet the sum of $8,820.00 per month in eighteen (18) continuous equal monthly payments the sum of $8,820.00 per month on or before the 20th day of each month commencing on or before December 20, 2002 and continuing through May 20, 2004.

4.  Obligation  to  Payment
    -----------------------
     Internet agrees to use said funds received from Worldwide to pay the rental obligation to the Landlord for the subject premises through the termination of the lease of February 28, 2002 (or whenever terminated, whichever first occurs), and to utilize said sums to pay the landlord its additional monthly obligation for payment of the security deposit. Currently, the rental obligation, including security deposit obligation of $666.67 per month inclusive of CAM and sales tax is $6,184.43 per month as of May 2002. Worldwide and Internet agree, however, that the security deposit shall be the property of Internet, and shall be returned to Internet upon termination of the Lease.

5.  Abide  by  Lease
    ----------------
     Worldwide agrees to abide by all terms and conditions, covenants and restrictions of the Lease, all applicable rules and regulation imposed by the Landlord. Upon termination of the Lease, it shall vacate the premises unless it has been able to negotiate a new lease with the Landlord. Notwithstanding termination of the lease, Worldwide will be obligated to pay to Internet all payments set forth herein.

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6.  Option  to  Purchase.
   -----------------------
     Provided that Worldwide is not in default pursuant to the terms and conditions of this agreement and has paid all payments required pursuant to this agreement, Worldwide shall have the right to purchase the assets of Internet, said assets described on Exhibit I attached hereto, free and clear of any claim, lien or encumbrance (at time of execution of this Agreement) with the exception of any lien that may apply to said assets by virtue of the Lease or the Landlord's rights created by the Florida Non-Residential Landlord-Tenant Act.

7.  Use  of  Assets
    ---------------
     Internet further agrees that Worldwide shall have the right, if it is not in default of this Management Agreement, to utilize said property listed on
Exhibit I during the twenty-four (24) month period. Internet specifically agrees that it shall not create any claim, lien or encumbrance against said property.

8.  Management  Responsibilities
    ----------------------------
     Worldwide shall use its best efforts to manage the location of the subject premises, and shall as and for additional consideration for its responsibilities hereunder retain all revenues of the operation of said subject premises.

9.  Insurance
    ---------
     The Parties further agree that Worldwide may be required to pay for and obtain its own liability insurance policy and in the event of said event, it shall do so at its own cost and expense. Both Parties agree to cooperate with

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each  other  to  insure  that  any requirements  of  the  Landlord  will  be compiled  with  promptly.

10.  Assignment  or  Sublet
   ------------------------
     Internet and Worldwide agree that Landlord may construe this agreement as an assignment or sub-let which may necessitate, by the Landlord that Worldwide be approved, and that Internet is making no representations that consent of this transaction has been obtained, need be obtained, or can be obtained.

11.  Vacating  Premises
     ------------------
     In the event Landlord requires Worldwide to vacate the premises, it shall do so promptly but shall be permitted to remove the assets set forth on Exhibit I so long as the removal does not damage Landlord's property. Payments hereunder shall continue as set forth herein. In the event that Worldwide fails to make payment herein or defaults under this Agreement, Internet may, at its option, require Worldwide to vacate the premises and Worldwide shall promptly remove itself from the premises upon five (5) days written notice, however, Worldwide shall still remain liable to Internet,

12.  Legal  and  Other  Costs
     ------------------------
     In the event that any party (the "Defaulting Party) defaults in his or its obligations under this Agreement and, as a result thereof, the other party (the "Non-Defaulting Party") seeks to legally enforce his or its rights hereunder against the Defaulting Party, then, in addition to all damages and other remedies to which the Non-Defaulting Party is entitled by reason of such default, the Defaulting Party shall promptly pay to the Non-Defaulting Party an amount equal to all costs and expenses (including reasonable attorneys' fees) paid or incurred by the Non-Defaulting Party in connection with such enforcement.

13.  Liabilities
     -----------
     Worldwide  assumes  no  liabilities  of  Internet  whatsoever, and Internet

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assumes no liability  of  Worldwide.

14.  Litigation.
     -----------
     In any action between the parties to enforce any of the terms of this agreement or any other matter arising from this agreement, the prevailing party shall be entitled to recover its costs and expenses, including reasonable attorney's fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

15.  Miscellaneous
     -------------
     (a) This writing constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto.

     (b) No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     (c) This Agreement shall be binding upon and inure to the benefit of each corporate party hereto, its successors and assigns, and each individual party hereto and his heirs, personal representatives, successors and assigns.

     (d) Any paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said paragraphs.

     (e) Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

     (f) Internet will pay all sales, transfer and documentary taxes, if any, payable in connection with the sale, conveyances, assignments, transfers and deliveries to be made to Worldwide hereunder except that Worldwide shall pay the documentary stamps and any tax on the note and mortgage.

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     (g)  This  Agreement  may  be  executed in one or more counterparts, all of which  taken  together  shall  be  deemed  one  original

     (h) This Agreement and all amendments thereof shall be governed by and construed in accordance with the law of the State of Florida applicable to contracts made and to be performed therein, and the parties agree that venue shall be proper in Broward County, Florida.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ATTEST:                                      THE  INTERNET ADVISORY CORPORATION,
                                             (UTAH  CORPORATION)

/S/  JOHN  NEILSON                           BY:  /S/  RICHARD  GOLDRING
SECRETARY                                      -------------------------------
JOHN  NIELSON                                  RICHARD  GOLDRING,  PRESIDENT



ATTEST: /s/ LONNIE DIVINE                    WORLDWIDE  CONNECT
        -----------------                    (NEVADA  CORPORATION)
        SECRETARY                            BY:  /S/  L.R.  DIVINE
        LONNIE DIVINE                        ---------------------------
                                             L.R.  DIVINE, PRESIDENT

ATTEST:
SIGNATURE /S/LONNIE  DIVINE                  BY: /S/ LONNIE  DIVINE
                                                 --------------------
PRINT  NAME:  L.R.  DIVINE                   LONNIE  DIVINE,  GUARANTOR



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